UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2018—September 30, 2019

Item 1: Reports to Shareholders

Annual Report | September 30, 2019 Vanguard Growth and Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Performance Summary	11
Financial Statements	13
Trustees Approve Advisory Arrangements	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 14, 2019

Your Fund’s Performance at a Glance

•  Vanguard Growth and Income Fund returned more than 2% for the 12 months ended September 30, 2019, behind its benchmark, which returned more than 4%.

•  The fund invests in U.S. large- and mid-capitalization stocks and seeks a total return greater than that of the Standard & Poor’s 500 Index. Three independent advisors manage the fund, each responsible for its own portfolio.

•  Two of the fund’s 11 industry sectors contributed positively to performance relative to the benchmark: communications services and consumer staples.

•  Consumer discretionary, information technology, health care, and industrials detracted the most.

•  For the ten years ended September 30, 2019, the fund’s average annual return was in line with that of its benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	3.87%	13.19%	10.62%
Russell 2000 Index (Small-caps)	-8.89	8.23	8.19
Russell 3000 Index (Broad U.S. market)	2.92	12.83	10.44
FTSE All-World ex US Index (International)	-1.12	6.46	3.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.30%	2.92%	3.38%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.55	3.19	3.66
FTSE Three-Month U.S. Treasury Bill Index	2.36	1.52	0.95

CPI
Consumer Price Index	1.71%	2.07%	1.53%

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 2.21% for the 12 months ended September 30, 2019. The Admiral Shares returned 2.32%. The fund’s benchmark, the Standard & Poor’s 500 Index, returned 4.25%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 16, 2019.

D. E. Shaw Investment Management, L.L.C.

Portfolio Manager:

Philip Kearns, Ph.D., Managing Director

The S&P 500 Index gained 4.3% over the period, though this result masks the somewhat volatile nature of this period for equity markets. The index lost almost 7% in October 2018, when many market participants expected the U.S. Federal Reserve would raise rates; largely stabilized in November; and then fell sharply in December, with intra-month peak-to-trough losses of almost 16%. This precipitous drop came amid continued uncertainty around U.S.-China trade talks, a Fed rate hike, and disagreements over the U.S. federal budget—the last development ultimately leading to a government shutdown on December 22. In all, the fourth quarter of 2018 saw the S&P 500 fall 13.5%, with all sectors posting negative returns.

U.S. stocks rebounded quickly in the first quarter of 2019, with the S&P 500 recovering all of its fourth-quarter losses by early April, and they continued to climb—but with significant volatility—in subsequent months. The market’s strong performance from January through September may have been driven by mostly positive U.S. economic data and dovish hints from the Fed. Still, the S&P 500 saw two notable reversals during these three quarters: drawdowns of 6.4% in May and 4.5% over the first three days of August. Both coincided with increased tension in U.S.-China trade talks. Volatility in oil prices also may have contributed to that market instability, given the geopolitical strains between the United States and Iran, Saudi Arabia, Venezuela, and Russia. Tensions arising from tariffs, sanctions, embargoes, and small-scale military engagements may have been responsible for that volatility, as they disrupted normal supply and demand for petroleum.

We actively monitor market activity of the type described above. But with the exception of attempting to mitigate certain situation-specific risks identified by the firm, we generally do not make investment decisions within our benchmark-relative equity portfolios based on a subjective analysis of the investment environment.

Stock-specific exposures were the largest contributors to our portfolio’s performance during the period, with exposures to technical risk factors—in particular, overweight exposures to small-cap and to highly volatile stocks—detracting most. Sector exposures also detracted, with overweight exposures to oil and gas drillers and pharmaceuticals hurting most. The impact of exposure to other risk factors was small, although the portfolio benefited from its sensitivity to certain macroeconomic risks (such as an overweight to interest rates). No other risk category had a notable impact on performance.

The three largest single-stock contributors were underweight positions in Exxon Mobil, UnitedHealth Group, and Netflix.

The three largest single-stock detractors were overweight positions in Bristol-Myers Squibb, Occidental Petroleum, and DXC Technology.

In our view, the U.S. economy appears to be slowing and seems headed for a period of greater uncertainty. The yield curve remains convex, with 5-year U.S. Treasury rates below both short- and longer-term levels. During the period, the 10-year rate dropped below the 2-year rate, a much-discussed warning signal for economic growth and financial market returns. The “dot plots” from the U.S. Federal Reserve’s Open Market Committee indicate widening dispersion in expected future federal funds rates—echoing monetary policymakers’ public comments about the uncertainty for both U.S. growth and inflation.

We believe that global forces also present significant risks to the U.S. economy. The United States and China remain mired in a trade dispute, and economic growth in Europe appears tenuous following several months of negative and disappointing manufacturing reports.

Despite all of these concerns, U.S. equity indexes remain near their all-time highs, reflecting investor optimism and, perhaps, a paucity of other investment opportunities.

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,

Chairman and Principal

Hal W. Reynolds, CFA,

Chief Investment Officer and Principal

Following its fourth-quarter decline in 2018 (—14%), the S&P 500 rebounded to return +21% for the first three quarters of 2019 as central banks reversed course to more accommodative polices in response to the global economic slowdown. In July, the Federal Reserve lowered rates for the first time in over a decade, following the unexpected drop in long-term rates and the inversion of the U.S. yield curve in March.

Long-term rates continued their steady descent. As recession fears and uncertainties around trade negotiations and Brexit dominated the headlines, the market value of negative-yielding debt surpassed its 2016 high at the end of June ($12.9 trillion) before topping off at $16.8 trillion on August 31. Historically, a collapse in long-term rates has suggested lower growth and rising recession risks. But investors outside the United States, whose ability to purchase fixed income securities with positive real yields in their home markets is quite limited, are driving demand for U.S. fixed income investments. This may explain why U.S. yields have fallen so far despite the sharp differences in economic activity between the United States, where employment is strong, and Europe and Japan, where the job markets are much weaker.

Value assets struggled throughout much of the period in a low-growth, low-interest-rate environment while lower-volatility assets rallied on falling rates. Conversely—and in a change from the previous fiscal year—mid-capitalization stocks outpaced mega caps, whose margins have begun to compress on rising costs. Stocks with strong momentum performed well, and our portfolio’s tilt toward these companies added value.

The portfolio’s tilt toward growth stocks also added value, while an overweight to stocks with strong analyst sentiment detracted. This suggests that more-speculative growth companies outpaced those with the better improvement in fundamentals. From a sector standpoint, an overweight to cyclical areas of the economy, such as real estate, helped returns, and an underweight to utilities hurt them.

Over the 12 months, we maintained an overweight to technology while shifting into consumer staples and financials and out of energy and health care. We increased the portfolio’s exposure to companies with strong management and earnings quality.

Today, our portfolio is positioned toward companies with strong one- and three-year price momentum and favorable quality metrics such as analyst sentiment, robust cash earnings, and companies with superior management and operational skill. It is positioned away from valuation metrics and risk. Our largest overweights are to capital goods, consumer staples, and retail; our largest underweights are to basic materials, energy, and utilities.

With concerns over economic stability lingering, investors continue to favor higher-quality growth stocks with lower levels of business and financial risk and strong cash earnings. Attractive segments include consumer-oriented cyclicals, consumer staples, and technology. Investors are paying close attention to economic indicators and interest rates to gauge the likelihood of a global recession. Our investment outlook remains steady heading into the final quarter of 2019, and we expect interest rate volatility to continue to drive equity valuations and factor returns as investors face the uncertainties that lie ahead.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,

Head of Alpha Equity Investments

Our approach to investing focuses on fundamentals—not technical analysis of stock price movements. We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to increase earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

The recent macroeconomic environment—characterized by high economic and policy uncertainty, low GDP growth, and low interest rates—contributed to some distinct trends in the equity markets. These trends are not unusual at the late stage of a business cycle and include the following:

• Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher expected returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that are increasingly diverging from those of value companies.

• Trading on sentiment. The equity market has been trading mostly on sentiment. Since the spring of 2018, investors have reacted to macroeconomic shocks such as tariffs and Federal Reserve rate announcements while largely ignoring fundamentals (such as quality and growth).

• “Junk” rally. A big junk rally, during which stocks with high valuations and low-quality earnings have outperformed, began in January 2019. It has been a risk-on and fundamentals-off market, with investors giving up safety for returns.

Against the fiscal year’s unusual backdrop, four of our five decision models did not perform as expected; sentiment was the only one to produce positive results. Communication services and utilities produced positive results, but the other nine industry sectors detracted. Our worst sector results were in health care, consumer discretionary, and information technology.

At the individual stock level, the largest contributions came from Cadence Design Systems in information technology, Chipotle Mexican Grill in consumer discretionary, Twitter in communication services, and Estee Lauder in consumer staples. The greatest shortfalls came from Marathon Oil in energy, Align Technology in health care, Mosaic in materials, and DXC Technology in information technology.

We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We feel our portfolio offers a strong mix of stocks with attractive valuations and growth characteristics relative to the benchmark.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
D. E. Shaw Investment Management, L.L.C.	33	3,691

Employs quantitative models that seek to capture predominantly bottom-up stock-specific return opportunities. The portfolio’s sector weights, size, and style characteristics may differ modestly from the benchmark in a risk-controlled manner.

Los Angeles Capital	33	3,677

Employs a quantitative model that emphasizes stocks with characteristics investors are currently seeking and underweights stocks with characteristics investors are currently avoiding. The portfolio’s sector weights, size, and style characteristics may differ modestly from the benchmark in a risk-controlled manner.

Vanguard Quantitative Equity Group	32	3,677

Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.

Cash Investments	2	227	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor also may maintain a modest cash position.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2019	9/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,052.29	$1.70
Admiral™ Shares	1,000.00	1,052.68	1.18
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.67
Admiral Shares	1,000.00	1,023.92	1.17

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2009, Through September 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Growth and Income Fund Investor Shares	2.21%	10.40%	13.11%	$34,289
S&P 500 Index	4.25	10.84	13.24	34,674
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	34,207

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	2.32%	10.52%	13.24%	$173,302
S&P 500 Index	4.25	10.84	13.24	173,372
Dow Jones U.S. Total Stock Market Float Adjusted Index	2.81	10.40	13.09	171,034

See Financial Highlights for dividend and capital gains information.

Growth and Income Fund

Sector Diversification

As of September 30, 2019

Communication Services	9.9%
Consumer Discretionary	12.0
Consumer Staples	8.4
Energy	3.6
Financials	12.7
Health Care	13.8
Industrials	9.6
Information Technology	22.0
Materials	2.1
Other	0.2
Real Estate	3.0
Utilities	2.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Growth and Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Communication Services (9.7%)
*	Alphabet Inc. Class A	161,125	196,756
*	Facebook Inc. Class A	1,041,824	185,528
*	Alphabet Inc. Class C	139,467	170,010
	Verizon Communications Inc.	2,262,534	136,567
	AT&T Inc.	2,784,700	105,373
	Comcast Corp. Class A	1,690,185	76,194
*	Twitter Inc.	871,179	35,893
	Walt Disney Co.	271,076	35,327
*	Charter Communications Inc. Class A	67,113	27,659
	CenturyLink Inc.	1,427,297	17,813
*	Electronic Arts Inc.	138,840	13,581
*	Discovery Communications Inc. Class A	499,843	13,311
	News Corp. Class A	855,768	11,912
*	Netflix Inc.	42,968	11,499
	Interpublic Group of Cos. Inc.	527,860	11,381
*	Discovery Communications Inc.	293,464	7,225
*	TripAdvisor Inc.	146,220	5,656
	News Corp. Class B	296,492	4,238
*	Take-Two Interactive Software Inc.	31,340	3,928
*	Altice USA Inc. Class A	118,400	3,396
	Viacom Inc. Class B	101,670	2,443
	Match Group Inc.	28,032	2,003
*	Yelp Inc. Class A	55,600	1,932
*	Liberty Media Corp-Liberty SiriusXM Class C	42,000	1,762
*	Liberty Media Corp-Liberty SiriusXM Class A	26,300	1,093
*	SINA Corp.	19,500	764
*	Zynga Inc. Class A	119,400	695
*	GCI Liberty Inc. Class A	7,700	478
	Omnicom Group Inc.	6,100	478
*	Spotify Technology SA	3,000	342
	Fox Corp. Class B	8,700	274
*	Cargurus Inc.	8,700	269
	Telephone & Data Systems Inc.	10,100	261
*	Glu Mobile Inc.	50,100	250
	CBS Corp. Class B	4,500	182
*	Liberty Broadband Corp.	1,500	157
	Sinclair Broadcast Group Inc. Class A	3,142	134
*,^	Eros International plc	68,500	131
	Cable One Inc.	100	125
*	Care.com Inc.	10,200	107
*	Lions Gate Entertainment Corp. Class B	9,900	86
	Emerald Expositions Events Inc.	7,580	74
*	Central European Media Enterprises Ltd. Class A	15,700	71
*	IMAX Corp.	2,700	59
*	Snap Inc.	3,500	55
*	DHI Group Inc.	13,100	50
*	Liberty TripAdvisor Holdings Inc. Class A	5,300	50
*	Yandex NV Class A	1,400	49
*,^	Manchester United plc Class A	2,685	44
*	Anterix Inc.	1,000	36
	Entravision Communications Corp. Class A	9,400	30
*	IDT Corp. Class B	2,800	29
*	Live Nation Entertainment Inc.	400	26
*	IAC/InterActiveCorp	100	22
*	TrueCar Inc.	5,500	19
*	ANGI Homeservices Inc. Class A	2,500	18
*,^	Globalstar Inc.	41,267	17
*	DISH Network Corp. Class A	400	14
*	T-Mobile US Inc.	100	8

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Activision Blizzard Inc.	100	5
*	Hemisphere Media Group Inc. Class A	371	4
	John Wiley & Sons Inc. Class A	100	4
*	Eventbrite Inc. Class A	200	4
*	Ooma Inc.	300	3
*	Zillow Group Inc. Class A	100	3
*	Pinterest Inc. Class A	100	3
*	Liberty Global plc Class A	100	2
	Gannett Co. Inc.	200	2
*	Lions Gate Entertainment Corp. Class A	200	2
*	MDC Partners Inc. Class A	416	1
	New Media Investment Group Inc.	100	1
			1,087,918
Consumer Discretionary (11.7%)
*	Amazon.com Inc.	168,852	293,112
	Home Depot Inc.	594,854	138,018
	Starbucks Corp.	974,820	86,194
*	Booking Holdings Inc.	41,410	81,272
	McDonald’s Corp.	334,944	71,916
	TJX Cos. Inc.	1,092,650	60,904
	NIKE Inc. Class B	462,420	43,431
*	AutoZone Inc.	38,576	41,840
	Target Corp.	371,452	39,712
	Yum! Brands Inc.	342,136	38,809
	H&R Block Inc.	1,574,044	37,179
	Garmin Ltd.	397,568	33,670
	Darden Restaurants Inc.	282,796	33,432
	eBay Inc.	857,377	33,421
	Lowe’s Cos. Inc.	282,624	31,077
	Expedia Group Inc.	214,877	28,882
	PulteGroup Inc.	642,628	23,488
	Whirlpool Corp.	144,589	22,897
	Best Buy Co. Inc.	289,692	19,986
	General Motors Co.	492,532	18,460
*	O’Reilly Automotive Inc.	29,987	11,950
	Ross Stores Inc.	108,600	11,930
	Newell Brands Inc.	580,864	10,874
	Royal Caribbean Cruises Ltd.	91,885	9,954
	Advance Auto Parts Inc.	52,130	8,622
*	Under Armour Inc. Class C	377,919	6,852
	Dollar General Corp.	39,980	6,354
	Hilton Worldwide Holdings Inc.	61,960	5,769
*	Ulta Beauty Inc.	20,400	5,113
	Las Vegas Sands Corp.	82,000	4,736
	VF Corp.	51,800	4,610
	L Brands Inc.	191,560	3,753
	Goodyear Tire & Rubber Co.	199,300	2,871
	BorgWarner Inc.	73,400	2,692
	Tapestry Inc.	99,800	2,600
*	Under Armour Inc. Class A	129,901	2,590
*	Capri Holdings Ltd.	77,600	2,573
	Wyndham Hotels & Resorts Inc.	49,199	2,546
	Foot Locker Inc.	52,400	2,262
	Aptiv plc	25,220	2,205
*	NVR Inc.	575	2,137
*	CarMax Inc.	23,933	2,106
*	Stamps.com Inc.	26,800	1,995
	Genuine Parts Co.	16,900	1,683
*	WW International Inc.	44,000	1,664
	Restaurant Brands International Inc.	20,800	1,480
*	Chipotle Mexican Grill Inc. Class A	1,740	1,462
*	Fossil Group Inc.	103,700	1,297
	Tractor Supply Co.	13,126	1,187
	Dick’s Sporting Goods Inc.	27,600	1,126
	Hyatt Hotels Corp. Class A	14,400	1,061
	DR Horton Inc.	20,100	1,059
	Fiat Chrysler Automobiles NV	73,548	952
*	Sleep Number Corp.	21,500	888
*	Crocs Inc.	30,900	858
*	Hibbett Sports Inc.	33,200	760
	Delphi Technologies plc	53,200	713
	Lennar Corp. Class A	11,900	665
	La-Z-Boy Inc.	17,600	591
*	Groupon Inc. Class A	195,500	520
*	Sonos Inc.	36,400	488
^	GameStop Corp. Class A	85,154	470
*	Etsy Inc.	8,200	463
	Ford Motor Co.	50,200	460
*,^	GoPro Inc. Class A	86,800	450
	Gentex Corp.	15,050	414
*	K12 Inc.	14,500	383
	PVH Corp.	3,700	326
	Abercrombie & Fitch Co.	20,400	318
*	Shutterstock Inc.	7,100	256
*	LKQ Corp.	7,900	248
*	Career Education Corp.	15,400	245
	Strategic Education Inc.	1,729	235

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Designer Brands Inc. Class A	12,598	216
	Brunswick Corp.	4,000	209
	Core-Mark Holding Co. Inc.	5,100	164
	Signet Jewelers Ltd.	9,200	154
*	American Outdoor Brands Corp.	24,700	145
*	Laureate Education Inc. Class A	8,300	138
*	Murphy USA Inc.	1,600	137
	Rent-A-Center Inc.	4,800	124
*	Vitamin Shoppe Inc.	18,000	117
	Columbia Sportswear Co.	1,200	116
*	Deckers Outdoor Corp.	700	103
*	Despegar.com Corp.	8,300	94
	Dana Inc.	6,200	90
	Tilly’s Inc. Class A	9,400	89
*	MasterCraft Boat Holdings Inc.	5,900	88
*	Adtalem Global Education Inc.	2,200	84
	MGM Resorts International	3,000	83
*	Vista Outdoor Inc.	13,200	82
*	Nautilus Inc.	59,500	80
*	PlayAGS Inc.	7,700	79
	Buckle Inc.	3,605	74
	Graham Holdings Co. Class B	100	66
	Tenneco Inc. Class A	5,200	65
^	Tailored Brands Inc.	14,600	64
*	Sally Beauty Holdings Inc.	4,000	60
	Tupperware Brands Corp.	3,710	59
	Office Depot Inc.	30,300	53
*	SeaWorld Entertainment Inc.	1,895	50
*	American Public Education Inc.	1,800	40
	Kohl’s Corp.	800	40
	Bloomin’ Brands Inc.	2,000	38
	Adient plc	1,600	37
*	Quotient Technology Inc.	4,600	36
	Cato Corp. Class A	2,000	35
*	Hudson Ltd. Class A	2,800	34
*	Malibu Boats Inc. Class A	1,000	31
	Bassett Furniture Industries Inc.	2,000	31
	Brinker International Inc.	700	30
	Acushnet Holdings Corp.	1,076	28
*	1-800-Flowers.com Inc. Class A	1,900	28
	Wolverine World Wide Inc.	900	25
*	Modine Manufacturing Co.	2,000	23
*	Burlington Stores Inc.	100	20
*	Lululemon Athletica Inc.	100	19
*	frontdoor Inc.	348	17
	Ethan Allen Interiors Inc.	800	15
*	Rubicon Project Inc.	1,722	15
*	Express Inc.	4,000	14
*	Noodles & Co. Class A	2,400	14
	Big 5 Sporting Goods Corp.	5,500	11
	Wayfair Inc.	100	11
	Wynn Resorts Ltd.	100	11
	Ralph Lauren Corp. Class A	100	10
	Tiffany & Co.	100	9
*	America’s Car-Mart Inc.	100	9
	Cooper Tire & Rubber Co.	300	8
*	PDS Biotechnology Corp.	2,090	7
*	Yatra Online Inc.	1,500	6
*	Vera Bradley Inc.	600	6
*	Ollie’s Bargain Outlet Holdings Inc.	100	6
*	Biglari Holdings Inc.	10	6
	Magna International Inc.	100	5
	Movado Group Inc.	210	5
	Wyndham Destinations Inc.	100	5
	Yum China Holdings Inc.	100	5
	International Speedway Corp. Class A	100	5
	Lennar Corp. Class B	100	4
	BBX Capital Corp. Class A	900	4
*	Monarch Casino & Resort Inc.	100	4
*	Cooper-Standard Holdings Inc.	100	4
*	Genesco Inc.	100	4
*	M/I Homes Inc.	100	4
	Citi Trends Inc.	200	4
	Kontoor Brands Inc.	100	4
	American Eagle Outfitters Inc.	200	3
	Shoe Carnival Inc.	100	3
*	Hilton Grand Vacations Inc.	100	3
*	Beazer Homes USA Inc.	200	3
	Extended Stay America Inc.	200	3
*	Urban Outfitters Inc.	100	3
*	Playa Hotels & Resorts NV	300	2
*	Biglari Holdings Inc. Class B	20	2

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	El Pollo Loco Holdings Inc.	193	2
	Ruth’s Hospitality Group Inc.	100	2
*	Stitch Fix Inc. Class A	100	2
*	Carrols Restaurant Group Inc.	229	2
	Tile Shop Holdings Inc.	523	2
*	Kirkland’s Inc.	900	1
	Pier 1 Imports Inc.	100	1
*	Barnes & Noble Education Inc.	300	1
	Superior Industries International Inc.	275	1
*	Libbey Inc.	200	1
*	Horizon Global Corp.	160	1
*	Container Store Group Inc.	100	—
	J. Jill Inc.	200	—
*	Garrett Motion Inc.	16	—
			1,321,164
Consumer Staples (8.2%)
	Procter & Gamble Co.	1,062,332	132,133
	Costco Wholesale Corp.	318,389	91,731
	PepsiCo Inc.	607,029	83,224
	Coca-Cola Co.	1,527,507	83,158
	Walmart Inc.	658,250	78,121
	Philip Morris International Inc.	1,012,590	76,886
	Mondelez International Inc. Class A	924,465	51,141
	Colgate-Palmolive Co.	670,924	49,320
	Estee Lauder Cos. Inc. Class A	232,617	46,279
	Kimberly-Clark Corp.	293,878	41,745
	Sysco Corp.	397,519	31,563
	General Mills Inc.	506,594	27,923
	Kraft Heinz Co.	804,874	22,484
	Molson Coors Brewing Co. Class B	339,263	19,508
	Campbell Soup Co.	374,571	17,575
	Altria Group Inc.	284,575	11,639
*	Monster Beverage Corp.	188,850	10,965
	Church & Dwight Co. Inc.	120,060	9,033
	Coty Inc. Class A	855,539	8,992
	Clorox Co.	42,336	6,430
	Lamb Weston Holdings Inc.	78,476	5,707
	Hershey Co.	31,410	4,868
	Coca-Cola European Partners plc	62,200	3,449
*	US Foods Holding Corp.	65,600	2,696
	JM Smucker Co.	12,241	1,347
	Walgreens Boots Alliance Inc.	15,319	847
	Spectrum Brands Holdings Inc.	15,743	830
*	Pilgrim’s Pride Corp.	24,000	769
*	Post Holdings Inc.	7,000	741
	Nu Skin Enterprises Inc. Class A	16,104	685
*	Nomad Foods Ltd.	30,900	633
*	Performance Food Group Co.	12,800	589
*	USANA Health Sciences Inc.	6,815	466
	Brown-Forman Corp. Class B	4,800	301
*	TreeHouse Foods Inc.	5,002	277
*	Central Garden & Pet Co. Class A	6,400	177
	Cott Corp.	8,900	111
*	Boston Beer Co. Inc. Class A	200	73
*	Pyxus International Inc.	5,500	72
	Cal-Maine Foods Inc.	1,100	44
	Lancaster Colony Corp.	176	24
*	Natural Grocers by Vitamin Cottage Inc.	2,328	23
	Bunge Ltd.	400	23
	Seaboard Corp.	5	22
	Hormel Foods Corp.	500	22
	J&J Snack Foods Corp.	100	19
	McCormick & Co. Inc.	100	16
	John B Sanfilippo & Son Inc.	100	10
	Tyson Foods Inc. Class A	100	9
*	BJ’s Wholesale Club Holdings Inc.	292	8
*	Herbalife Nutrition Ltd.	100	4
	Fresh Del Monte Produce Inc.	100	3
*	Simply Good Foods Co.	96	3
	Flowers Foods Inc.	100	2
	Dean Foods Co.	1,000	1
*	Castle Brands Inc.	100	—
			924,721
Energy (3.5%)
	Chevron Corp.	961,364	114,018
	ConocoPhillips	1,467,738	83,632
	Exxon Mobil Corp.	662,014	46,745
	Schlumberger Ltd.	666,720	22,782
	Devon Energy Corp.	831,554	20,007
	Marathon Oil Corp.	1,438,709	17,653
	Kinder Morgan Inc.	843,500	17,385
	Cabot Oil & Gas Corp.	815,597	14,330
	ONEOK Inc.	167,450	12,339

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Occidental Petroleum Corp.	236,281	10,507
	EOG Resources Inc.	125,781	9,335
	Phillips 66	71,291	7,300
	Pioneer Natural Resources Co.	45,000	5,660
	HollyFrontier Corp.	45,770	2,455
	Valero Energy Corp.	22,120	1,886
	Hess Corp.	27,662	1,673
*	Continental Resources Inc.	51,800	1,595
	Halliburton Co.	77,840	1,467
	TechnipFMC plc	42,100	1,016
	Enbridge Inc.	15,000	526
	Cameco Corp.	54,900	522
	QEP Resources Inc.	140,037	518
*	W&T Offshore Inc.	83,868	367
	PBF Energy Inc. Class A	11,700	318
	Peabody Energy Corp.	20,800	306
	Equitrans Midstream Corp.	17,800	259
*	McDermott International Inc.	105,200	213
	Parsley Energy Inc. Class A	11,000	185
*	C&J Energy Services Inc.	13,900	149
*	Oceaneering International Inc.	9,400	127
	Archrock Inc.	12,484	124
*	Keane Group Inc.	19,300	117
	SM Energy Co.	10,600	103
	Concho Resources Inc.	1,300	88
*	Helix Energy Solutions Group Inc.	8,700	70
*	Exterran Corp.	4,200	55
*	Cactus Inc. Class A	1,700	49
	National Oilwell Varco Inc.	2,260	48
*	Geopark Ltd.	2,408	44
	Berry Petroleum Corp.	4,500	42
	Mammoth Energy Services Inc.	13,198	33
	Murphy Oil Corp.	1,400	31
	Cenovus Energy Inc.	2,700	25
	Evolution Petroleum Corp.	3,400	20
*	Apergy Corp.	600	16
*	Forum Energy Technologies Inc.	9,800	15
*	Dril-Quip Inc.	300	15
*	FTS International Inc.	6,396	14
*	Era Group Inc.	1,261	13
	Marathon Petroleum Corp.	100	6
	Baker Hughes a GE Co. Class A	200	5
	DMC Global Inc.	100	4
*	SandRidge Energy Inc.	812	4
	Helmerich & Payne Inc.	91	4
*	Overseas Shipholding Group Inc. Class A	2,000	4
*	PDC Energy Inc.	100	3
	Apache Corp.	100	3
*,^	Tellurian Inc.	300	2
*	Matrix Service Co.	130	2
*	Magnolia Oil & Gas Corp. Class A	200	2
	Plains GP Holdings LP Class A	100	2
*	WPX Energy Inc.	200	2
*	Superior Energy Services Inc.	15,240	2
*	CONSOL Energy Inc.	124	2
*	Earthstone Energy Inc. Class A	400	1
	EQT Corp.	100	1
*	Energy Fuels Inc.	500	1
*	ION Geophysical Corp.	100	1
	RPC Inc.	100	1
*	Hornbeck Offshore Services Inc.	700	1
*	CNX Resources Corp.	5	—
*	SilverBow Resources Inc.	3	—
			396,250
Financials (12.4%)
	JPMorgan Chase & Co.	1,125,660	132,479
	Bank of America Corp.	4,110,216	119,895
*	Berkshire Hathaway Inc. Class B	546,676	113,720
	Citigroup Inc.	1,630,792	112,655
	Wells Fargo & Co.	1,500,936	75,707
	Progressive Corp.	788,921	60,944
	Synchrony Financial	1,715,639	58,486
	American Express Co.	407,883	48,244
	Intercontinental Exchange Inc.	487,823	45,011
	S&P Global Inc.	173,710	42,556
	MetLife Inc.	780,058	36,788
	Capital One Financial Corp.	373,762	34,005
	Allstate Corp.	291,618	31,693
	Discover Financial Services	370,779	30,066
	MSCI Inc. Class A	137,770	29,999
	Cincinnati Financial Corp.	251,874	29,386
	Morgan Stanley	678,295	28,943
	Regions Financial Corp.	1,750,915	27,699
	Comerica Inc.	417,554	27,554
	Aflac Inc.	499,924	26,156

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Hartford Financial Services Group Inc.	405,260	24,563
	Moody’s Corp.	108,520	22,228
	T. Rowe Price Group Inc.	169,749	19,394
	M&T Bank Corp.	114,440	18,078
	Arthur J Gallagher & Co.	171,960	15,402
	BlackRock Inc.	33,010	14,711
	E*TRADE Financial Corp.	302,500	13,216
	Jefferies Financial Group Inc.	628,292	11,561
	Fifth Third Bancorp	415,298	11,371
	PNC Financial Services Group Inc.	77,550	10,869
	Unum Group	330,749	9,830
	Zions Bancorp NA	208,977	9,304
	US Bancorp	141,315	7,820
	Cboe Global Markets Inc.	64,041	7,359
	State Street Corp.	117,100	6,931
	Citizens Financial Group Inc.	183,790	6,501
	Ares Capital Corp.	347,300	6,472
	Willis Towers Watson plc	32,398	6,252
	Ameriprise Financial Inc.	38,989	5,735
	Lincoln National Corp.	79,125	4,773
	Aon plc	24,200	4,684
	Bank of New York Mellon Corp.	97,039	4,387
	Affiliated Managers Group Inc.	50,210	4,185
	Northern Trust Corp.	40,800	3,807
	Marsh & McLennan Cos. Inc.	37,400	3,742
	KeyCorp	190,480	3,398
	First American Financial Corp.	49,300	2,909
	American International Group Inc.	49,220	2,742
	Invesco Ltd.	157,540	2,669
	CME Group Inc.	9,100	1,923
	Voya Financial Inc.	34,500	1,878
	East West Bancorp Inc.	40,300	1,785
	First Hawaiian Inc.	64,000	1,709
*	Green Dot Corp. Class A	40,400	1,020
*	Brighthouse Financial Inc.	22,010	891
*	Arch Capital Group Ltd.	20,700	869
	Navient Corp.	66,000	845
	Fidelity National Financial Inc.	18,900	839
	Wintrust Financial Corp.	10,500	679
	Nasdaq Inc.	6,676	663
	OneMain Holdings Inc.	12,900	473
	MFA Financial Inc.	61,400	452
	Signature Bank	3,400	405
	Hanover Insurance Group Inc.	2,981	404
	Investors Bancorp Inc.	34,300	390
	FS KKR Capital Corp.	66,000	385
	Bank of NT Butterfield & Son Ltd.	12,946	384
	Argo Group International Holdings Ltd.	5,300	372
	Credicorp Ltd.	1,700	354
*	Globe Life Inc.	3,400	326
	IBERIABANK Corp.	4,200	317
*	Third Point Reinsurance Ltd.	31,100	311
	Huntington Bancshares Inc.	21,722	310
	American Financial Group Inc.	2,800	302
*	Athene Holding Ltd. Class A	6,486	273
	SEI Investments Co.	4,500	267
	BankUnited Inc.	7,400	249
	American Equity Investment Life Holding Co.	10,100	244
	Popular Inc.	4,400	238
	Community Bank System Inc.	3,600	222
	CNO Financial Group Inc.	12,860	204
	Primerica Inc.	1,381	176
	Westamerica Bancorporation	2,800	174
	Mercury General Corp.	3,000	168
	CVB Financial Corp.	7,948	166
	Brightsphere Investment Group Inc.	12,700	126
	Franklin Resources Inc.	4,175	121
*	On Deck Capital Inc.	35,508	119
	Everest Re Group Ltd.	420	112
	Washington Federal Inc.	3,000	111
	Apollo Investment Corp.	6,700	108
	Umpqua Holdings Corp.	6,300	104
	Associated Banc-Corp	4,900	99
	Hilltop Holdings Inc.	4,152	99
*	PRA Group Inc.	2,700	91
	Meridian Bancorp Inc.	4,800	90
	MGIC Investment Corp.	6,816	86
	Hancock Whitney Corp.	2,197	84
	International Bancshares Corp.	2,104	81
	United Bankshares Inc.	2,101	80
*	MBIA Inc.	8,600	79
	First BanCorp	7,700	77
*	Markel Corp.	60	71
	Evercore Inc. Class A	873	70

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Boston Private Financial Holdings Inc.	5,800	68
	WesBanco Inc.	1,800	67
	Kearny Financial Corp.	5,100	67
	OFG Bancorp	2,959	65
	TCG BDC Inc.	4,500	65
	UMB Financial Corp.	1,000	65
	Flagstar Bancorp Inc.	1,726	64
	FNB Corp.	5,300	61
	Capitol Federal Financial Inc.	4,300	59
	LPL Financial Holdings Inc.	700	57
	Exantas Capital Corp.	4,700	53
	AMERISAFE Inc.	800	53
	Waddell & Reed Financial Inc. Class A	3,047	52
*	Bancorp Inc.	4,946	49
	First Interstate BancSystem Inc. Class A	1,205	49
*	Credit Acceptance Corp.	100	46
*	Blucora Inc.	2,100	45
	Morningstar Inc.	300	44
	Moelis & Co. Class A	1,300	43
	Sterling Bancorp	2,000	40
	United Community Banks Inc.	1,400	40
	Stock Yards Bancorp Inc.	1,022	38
	Western Alliance Bancorp	791	36
	New York Community Bancorp Inc.	2,900	36
	Oaktree Specialty Lending Corp.	6,900	36
*	Cowen Inc. Class A	2,174	33
	Federated Investors Inc. Class B	1,000	32
	First Busey Corp.	1,200	30
	TriCo Bancshares	800	29
	Central Pacific Financial Corp.	1,000	28
	United Community Financial Corp.	2,500	27
	TPG RE Finance Trust Inc.	1,357	27
	People’s United Financial Inc.	1,700	27
	First Defiance Financial Corp.	908	26
	Hanmi Financial Corp.	1,374	26
	United Financial Bancorp Inc.	1,860	25
	Flushing Financial Corp.	1,250	25
*	Cannae Holdings Inc.	917	25
	Golub Capital BDC Inc.	1,301	25
	1st Source Corp.	500	23
	First Bancorp	600	22
*	SVB Financial Group	100	21
	First Financial Northwest Inc.	1,386	21
	Ares Commercial Real Estate Corp.	1,326	20
	First Financial Bankshares Inc.	600	20
	Ally Financial Inc.	600	20
	Peapack Gladstone Financial Corp.	700	20
	Independent Bank Corp.	900	19
	Solar Capital Ltd.	900	19
	Erie Indemnity Co. Class A	100	19
	Southern National Bancorp of Virginia Inc.	1,200	18
*	Elevate Credit Inc.	4,220	18
	State Auto Financial Corp.	500	16
	FGL Holdings	2,026	16
	National General Holdings Corp.	700	16
	Reinsurance Group of America Inc. Class A	100	16
	Prosperity Bancshares Inc.	200	14
	KKR Real Estate Finance Trust Inc.	700	14
*	World Acceptance Corp.	100	13
	Northwest Bancshares Inc.	763	13
*	Atlantic Capital Bancshares Inc.	700	12
	PJT Partners Inc.	294	12
	OceanFirst Financial Corp.	500	12
	Stewart Information Services Corp.	300	12
	WisdomTree Investments Inc.	2,200	12
	Preferred Bank	200	11
	BlackRock TCP Capital Corp.	700	10
	Westwood Holdings Group Inc.	325	9
	Independent Bank Corp.	100	7
	Amalgamated Bank Class A	405	7
	Peoples Bancorp Inc.	200	6
	Prudential Financial Inc.	70	6
	TPG Specialty Lending Inc.	300	6
	Axis Capital Holdings Ltd.	89	6
	Lakeland Bancorp Inc.	380	6
	Walker & Dunlop Inc.	100	6
*	Texas Capital Bancshares Inc.	100	5

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Charles Schwab Corp.	130	5
	WSFS Financial Corp.	100	4
	Ameris Bancorp	100	4
*	eHealth Inc.	59	4
	QCR Holdings Inc.	100	4
	Granite Point Mortgage Trust Inc.	200	4
	PacWest Bancorp	100	4
	First Mid Bancshares Inc.	100	3
	Sandy Spring Bancorp Inc.	100	3
	ARMOUR Residential REIT Inc.	200	3
	Great Western Bancorp Inc.	100	3
	Meta Financial Group Inc.	100	3
	HomeTrust Bancshares Inc.	122	3
	AG Mortgage Investment Trust Inc.	200	3
	Heritage Insurance Holdings Inc.	200	3
	Home Bancorp Inc.	76	3
	Old Line Bancshares Inc.	100	3
*	HomeStreet Inc.	100	3
	Annaly Capital Management Inc.	300	3
	Nelnet Inc. Class A	38	2
	Cadence BanCorp Class A	132	2
	Trustmark Corp.	66	2
	Janus Henderson Group plc	100	2
	Eagle Bancorp Inc.	50	2
	Oxford Square Capital Corp.	352	2
	First Midwest Bancorp Inc.	100	2
	TCF Financial Corp.	50	2
	PennantPark Investment Corp.	300	2
	Opus Bank	83	2
	BGC Partners Inc. Class A	300	2
*	Columbia Financial Inc.	100	2
*	LendingClub Corp.	100	1
	Old Second Bancorp Inc.	100	1
	Prospect Capital Corp.	100	1
	Oppenheimer Holdings Inc. Class A	13	—
	Veritex Holdings Inc.	11	—
	Medley Capital Corp.	100	—
*	Spirit of Texas Bancshares Inc.	1	—
			1,401,652

Health Care (13.5%)
	Johnson & Johnson	1,327,167	171,709
	Merck & Co. Inc.	1,583,281	133,281
	AbbVie Inc.	1,420,591	107,567
	UnitedHealth Group Inc.	311,616	67,720
	Abbott Laboratories	730,659	61,134
	Pfizer Inc.	1,648,920	59,246
	Bristol-Myers Squibb Co.	1,110,922	56,335
	Medtronic plc	498,742	54,173
	Eli Lilly & Co.	478,580	53,520
	Amgen Inc.	211,661	40,959
	Thermo Fisher Scientific Inc.	139,381	40,598
	Agilent Technologies Inc.	499,702	38,292
	HCA Healthcare Inc.	297,818	35,863
	Becton Dickinson and Co.	138,343	34,995
	Cardinal Health Inc.	717,657	33,866
*	IQVIA Holdings Inc.	210,971	31,515
	Gilead Sciences Inc.	493,301	31,265
	Stryker Corp.	126,790	27,425
	McKesson Corp.	191,440	26,162
*	Centene Corp.	586,091	25,354
*	Vertex Pharmaceuticals Inc.	133,520	22,621
	CVS Health Corp.	316,848	19,984
*	Biogen Inc.	85,670	19,946
	Humana Inc.	75,251	19,239
*	Hologic Inc.	359,899	18,171
*	Edwards Lifesciences Corp.	73,400	16,141
*	Waters Corp.	70,054	15,638
	Cerner Corp.	229,334	15,634
*	Intuitive Surgical Inc.	27,861	15,043
*	Incyte Corp.	192,056	14,256
	Allergan plc	84,500	14,221
	Cooper Cos. Inc.	45,518	13,519
	Danaher Corp.	90,062	13,008
	Universal Health Services Inc. Class B	86,429	12,856
	Zoetis Inc.	98,600	12,285
*	Varian Medical Systems Inc.	101,840	12,128
*	Henry Schein Inc.	190,232	12,080
	Anthem Inc.	45,136	10,837
*	Boston Scientific Corp.	247,531	10,072
*	Mettler-Toledo International Inc.	13,468	9,487
	Baxter International Inc.	105,270	9,208
	Cigna Corp.	60,022	9,111
*	IDEXX Laboratories Inc.	26,296	7,151

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Alexion Pharmaceuticals Inc.	61,240	5,998
	ResMed Inc.	30,480	4,118
	Dentsply Sirona Inc.	72,816	3,882
	AmerisourceBergen Corp. Class A	43,400	3,573
*	Mylan NV	162,592	3,216
*	Horizon Therapeutics plc	114,500	3,118
*	Regeneron Pharmaceuticals Inc.	11,080	3,074
*	Molina Healthcare Inc.	27,500	3,017
*	QIAGEN NV	83,100	2,740
	Zimmer Biomet Holdings Inc.	19,610	2,692
*	Align Technology Inc.	14,522	2,627
*	Celgene Corp.	25,300	2,512
	Bruker Corp.	55,000	2,416
*	Nevro Corp.	26,400	2,270
*	ABIOMED Inc.	12,350	2,197
*,^	Lannett Co. Inc.	165,100	1,849
*	Elanco Animal Health Inc.	52,600	1,399
	Encompass Health Corp.	16,600	1,050
*	Allscripts Healthcare Solutions Inc.	91,100	1,000
*	Pacira BioSciences Inc.	25,300	963
*	ICON plc	5,000	737
*	Myriad Genetics Inc.	23,966	686
*	Ionis Pharmaceuticals Inc.	10,700	641
*	MyoKardia Inc.	11,600	605
*	Sage Therapeutics Inc.	4,300	603
*	Premier Inc. Class A	18,900	547
*	AMAG Pharmaceuticals Inc.	44,700	516
*	Magellan Health Inc.	7,678	477
*	MEDNAX Inc.	21,000	475
*	PTC Therapeutics Inc.	14,000	474
*	Arrowhead Pharmaceuticals Inc.	16,563	467
*	United Therapeutics Corp.	5,300	423
*	Wright Medical Group NV	18,600	384
*	Neogen Corp.	5,300	361
*	Insmed Inc.	19,300	341
*	Editas Medicine Inc.	14,700	334
*	LivaNova plc	4,500	332
*,^	Karyopharm Therapeutics Inc.	31,300	301
*	OraSure Technologies Inc.	36,999	276
*,^	Omeros Corp.	16,400	268
*	Catalent Inc.	5,300	253
	Patterson Cos. Inc.	12,800	228
	Quest Diagnostics Inc.	2,100	225
*,^	Cronos Group Inc.	23,100	209
*	Triple-S Management Corp. Class B	15,300	205
*	Neurocrine Biosciences Inc.	2,085	188
*	Exelixis Inc.	10,600	188
*	Assertio Therapeutics Inc.	145,300	186
*	Amedisys Inc.	1,400	183
*	Radius Health Inc.	6,500	167
*	Integer Holdings Corp.	2,100	159
*	Eagle Pharmaceuticals Inc.	2,794	158
*	Haemonetics Corp.	1,200	151
*	Halozyme Therapeutics Inc.	8,280	128
	PerkinElmer Inc.	1,500	128
*	Ardelyx Inc.	26,600	125
*	Zogenix Inc.	3,000	120
*	Masimo Corp.	800	119
*	Medpace Holdings Inc.	1,400	118
*	Accuray Inc.	38,368	106
	Taro Pharmaceutical Industries Ltd.	1,400	106
*	CytomX Therapeutics Inc.	13,300	98
*,^	AcelRx Pharmaceuticals Inc.	42,156	93
*	Momenta Pharmaceuticals Inc.	6,900	89
*	Cerus Corp.	17,300	89
	Chemed Corp.	200	84
*	Global Blood Therapeutics Inc.	1,689	82
*,^	Corbus Pharmaceuticals Holdings Inc.	16,500	80
*	HMS Holdings Corp.	2,300	79
*	Innoviva Inc.	7,502	79
*	CorVel Corp.	1,030	78
*	Heron Therapeutics Inc.	4,100	76
*	IVERIC bio Inc.	66,480	75
	Hill-Rom Holdings Inc.	700	74
*	AngioDynamics Inc.	3,948	73
*	Alkermes plc	3,600	70
*	ACADIA Pharmaceuticals Inc.	1,900	68
*	Retrophin Inc.	5,800	67
*	ImmunoGen Inc.	27,600	67
*	Avantor Inc.	4,400	65
	Owens & Minor Inc.	11,000	64
*	CareDx Inc.	2,700	61
*	Immunomedics Inc.	4,600	61

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*,^	Dynavax Technologies Corp. Class A	15,699	56
*	Coherus Biosciences Inc.	2,600	53
	Luminex Corp.	2,545	53
*	NextGen Healthcare Inc.	3,277	51
*	Nektar Therapeutics Class A	2,800	51
*	Cutera Inc.	1,658	49
*	Cymabay Therapeutics Inc.	9,430	48
*	uniQure NV	1,200	47
*	BioMarin Pharmaceutical Inc.	700	47
*	Neoleukin Therapeutics Inc.	16,329	47
*	OPKO Health Inc.	20,700	43
*	Tivity Health Inc.	2,467	41
*	Akebia Therapeutics Inc.	10,000	39
*	Protagonist Therapeutics Inc.	3,225	39
*	GenMark Diagnostics Inc.	6,128	37
*	ANI Pharmaceuticals Inc.	500	36
*	BioDelivery Sciences International Inc.	8,200	35
*	Anika Therapeutics Inc.	600	33
*	HealthStream Inc.	1,200	31
*	Alder Biopharmaceuticals Inc.	1,600	30
*	Select Medical Holdings Corp.	1,810	30
	Meridian Bioscience Inc.	3,100	29
*	Fluidigm Corp.	6,100	28
*	Audentes Therapeutics Inc.	1,000	28
	Perrigo Co. plc	500	28
*	Akcea Therapeutics Inc.	1,806	28
*	Aurinia Pharmaceuticals Inc.	5,119	27
*	Strongbridge Biopharma plc	11,099	27
*	Agenus Inc.	10,113	26
*	WellCare Health Plans Inc.	100	26
*	BioCryst Pharmaceuticals Inc.	8,700	25
*	Clovis Oncology Inc.	6,300	25
*	Oxford Immunotec Global plc	1,400	23
*	AtriCure Inc.	861	22
*	Achillion Pharmaceuticals Inc.	5,868	21
*	Genomic Health Inc.	300	20
*,^	MannKind Corp.	15,900	20
*	Chimerix Inc.	8,044	19
*	Insulet Corp.	100	17
*	Illumina Inc.	51	16
*	Veeva Systems Inc. Class A	100	15
	LeMaitre Vascular Inc.	427	15
*	Flexion Therapeutics Inc.	1,000	14
*	Intra-Cellular Therapies Inc.	1,800	13
*	Diplomat Pharmacy Inc.	2,608	13
*	Solid Biosciences Inc.	1,200	12
*	Abeona Therapeutics Inc.	5,300	12
*	Voyager Therapeutics Inc.	680	12
*	Prothena Corp. plc	1,400	11
*	Compugen Ltd.	2,402	10
*,^	CEL-SCI Corp.	1,000	9
*	Five Prime Therapeutics Inc.	2,300	9
*	Assembly Biosciences Inc.	900	9
*	Dicerna Pharmaceuticals Inc.	600	9
*	Alnylam Pharmaceuticals Inc.	100	8
*	Zymeworks Inc.	300	7
*	Omnicell Inc.	100	7
	Computer Programs & Systems Inc.	305	7
*	Otonomy Inc.	2,600	6
*	Quidel Corp.	100	6
*	Hanger Inc.	300	6
*	Calithera Biosciences Inc.	1,900	6
*	DaVita Inc.	100	6
*	Corcept Therapeutics Inc.	400	6
*	Jounce Therapeutics Inc.	1,600	5
*	Syneos Health Inc.	100	5
*	La Jolla Pharmaceutical Co.	500	4
*	Vanda Pharmaceuticals Inc.	327	4
*	Biohaven Pharmaceutical Holding Co. Ltd.	100	4
*	Avanos Medical Inc.	100	4
*	REGENXBIO Inc.	100	4
*	GlycoMimetics Inc.	800	3
*	Collegium Pharmaceutical Inc.	300	3
*	Intersect ENT Inc.	200	3
*	CTI BioPharma Corp.	3,994	3
*	Moderna Inc.	200	3
*	Merit Medical Systems Inc.	100	3
*	Affimed NV	980	3

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Varex Imaging Corp.	100	3
*	MacroGenics Inc.	200	3
*	Apellis Pharmaceuticals Inc.	100	2
*	Veracyte Inc.	100	2
*	RTI Surgical Holdings Inc.	802	2
	Invacare Corp.	300	2
*	Tenet Healthcare Corp.	100	2
*	Puma Biotechnology Inc.	200	2
*	Aimmune Therapeutics Inc.	100	2
*	WaVe Life Sciences Ltd.	100	2
*	ChemoCentryx Inc.	300	2
*	Aduro Biotech Inc.	1,840	2
*	Enzo Biochem Inc.	500	2
*	Menlo Therapeutics Inc.	400	2
*	Concert Pharmaceuticals Inc.	300	2
*	Rockwell Medical Inc.	636	2
*	ArQule Inc.	200	1
*	Sientra Inc.	206	1
*	ElectroCore Inc.	600	1
*	Sesen Bio Inc.	1,100	1
*	Option Care Health Inc.	400	1
*	Covetrus Inc.	100	1
*	Adverum Biotechnologies Inc.	200	1
*	XBiotech Inc.	100	1
*	Cross Country Healthcare Inc.	100	1
*	Mallinckrodt plc	400	1
*	Endo International plc	300	1
*	Foamix Pharmaceuticals Ltd.	300	1
*	Genocea Biosciences Inc.	300	1
*	Inovio Pharmaceuticals Inc.	397	1
*	Myovant Sciences Ltd.	132	1
*	Dermira Inc.	100	1
*	vTv Therapeutics Inc. Class A	406	1
*	Oncternal Therapeutics Inc.	100	1
*	Senseonics Holdings Inc.	400	—
*	PolarityTE Inc.	100	—
*	Durect Corp.	100	—
*	Arbutus Biopharma Corp.	100	—
*	Fortress Biotech Inc.	100	—
*	Viveve Medical Inc.	1	—
			1,523,378
Industrials (9.4%)
	Honeywell International Inc.	477,353	80,768
	Lockheed Martin Corp.	182,695	71,262
	Boeing Co.	128,525	48,900
	Caterpillar Inc.	342,947	43,318
	Union Pacific Corp.	246,890	39,991
	L3Harris Technologies Inc.	173,563	36,212
	Johnson Controls International plc	796,283	34,949
*	United Airlines Holdings Inc.	380,099	33,605
	United Technologies Corp.	245,040	33,453
	Northrop Grumman Corp.	88,743	33,260
	Raytheon Co.	167,994	32,959
	Expeditors International of Washington Inc.	410,270	30,479
	Waste Management Inc.	238,441	27,421
	Cummins Inc.	154,923	25,201
	AMETEK Inc.	268,834	24,684
	Dover Corp.	244,961	24,388
	WW Grainger Inc.	77,997	23,177
	Nielsen Holdings plc	1,076,163	22,868
	Illinois Tool Works Inc.	139,288	21,797
	General Electric Co.	2,346,957	20,982
	Southwest Airlines Co.	362,660	19,587
	PACCAR Inc.	273,647	19,158
	Pentair plc	504,648	19,076
	Roper Technologies Inc.	52,924	18,873
	CH Robinson Worldwide Inc.	213,665	18,115
	Eaton Corp. plc	216,830	18,029
	Quanta Services Inc.	443,580	16,767
	Ingersoll-Rand plc	135,040	16,638
	Delta Air Lines Inc.	279,678	16,109
	CSX Corp.	228,800	15,849
	3M Co.	93,500	15,371
	United Parcel Service Inc. Class B	121,100	14,510
*	Copart Inc.	148,693	11,945
	Emerson Electric Co.	162,756	10,882
	Cintas Corp.	38,360	10,284
	Masco Corp.	233,000	9,711
	Rockwell Automation Inc.	55,713	9,182
	Republic Services Inc. Class A	92,060	7,968
	Spirit AeroSystems Holdings Inc. Class A	93,048	7,652
	Allison Transmission Holdings Inc.	143,700	6,761

Growth and Income Fund

		Shares	Market Value• ($000)
	Fortune Brands Home & Security Inc.	100,800	5,514
	Verisk Analytics Inc. Class A	32,890	5,201
	Norfolk Southern Corp.	28,260	5,077
	General Dynamics Corp.	25,534	4,666
	TransDigm Group Inc.	8,120	4,228
	Alaska Air Group Inc.	61,420	3,987
*	IAA Inc.	93,100	3,885
	Fastenal Co.	110,701	3,617
	Robert Half International Inc.	56,518	3,146
	nVent Electric plc	124,900	2,753
	Allegion plc	26,350	2,731
*	HD Supply Holdings Inc.	62,500	2,448
	Parker-Hannifin Corp.	13,260	2,395
	KAR Auction Services Inc.	63,700	1,564
	Acuity Brands Inc.	11,200	1,510
	Insperity Inc.	11,056	1,090
	Oshkosh Corp.	12,500	948
	Fluor Corp.	49,100	939
*	Aerojet Rocketdyne Holdings Inc.	17,393	879
	ManpowerGroup Inc.	9,600	809
	Macquarie Infrastructure Corp.	18,572	733
	Curtiss-Wright Corp.	5,381	696
*	Continental Building Products Inc.	24,100	658
*	Resideo Technologies Inc.	45,600	654
	Moog Inc. Class A	7,700	625
	Canadian Pacific Railway Ltd.	2,000	445
	Graco Inc.	8,105	373
	Korn Ferry	9,275	358
*	Great Lakes Dredge & Dock Corp.	33,900	354
	Snap-on Inc.	2,200	344
	ArcBest Corp.	10,880	331
	Armstrong World Industries Inc.	3,300	319
	Altra Industrial Motion Corp.	11,400	316
*	TriNet Group Inc.	4,900	305
	MSC Industrial Direct Co. Inc. Class A	4,000	290
	American Airlines Group Inc.	8,920	241
	Tetra Tech Inc.	2,649	230
	Brady Corp. Class A	4,300	228
*	MasTec Inc.	3,300	214
*	Gardner Denver Holdings Inc.	5,939	168
	Hillenbrand Inc.	5,300	164
	Deluxe Corp.	3,300	162
*	Milacron Holdings Corp.	9,600	160
	Arconic Inc.	6,010	156
	Timken Co.	3,500	152
	Ritchie Bros Auctioneers Inc.	3,800	152
*	Generac Holdings Inc.	1,900	149
	Huntington Ingalls Industries Inc.	700	148
*	Atkore International Group Inc.	4,703	143
*	AECOM	3,634	137
*	NOW Inc.	10,600	122
	HNI Corp.	3,300	117
*	Masonite International Corp.	1,900	110
	Knoll Inc.	3,700	94
	Hexcel Corp.	1,100	90
*	Harsco Corp.	4,400	83
	Owens Corning	1,300	82
	Werner Enterprises Inc.	2,300	81
	Flowserve Corp.	1,700	79
	Mobile Mini Inc.	2,100	77
*	BrightView Holdings Inc.	4,482	77
	Applied Industrial Technologies Inc.	1,300	74
	Heidrick & Struggles International Inc.	2,700	74
	Schneider National Inc. Class B	3,100	67
	Toro Co.	900	66
*	Rexnord Corp.	2,419	65
*	TrueBlue Inc.	2,700	57
*	Cimpress NV	400	53
*	American Superconductor Corp.	6,454	51
*	Civeo Corp.	39,600	50
	Kforce Inc.	1,300	49
*	LB Foster Co. Class A	2,194	48
	Barnes Group Inc.	800	41
	Comfort Systems USA Inc.	900	40
*	Cornerstone Building Brands Inc.	6,500	39
	EnPro Industries Inc.	500	34
*	Titan Machinery Inc.	2,120	30
*	Textainer Group Holdings Ltd.	3,013	30
*	Gibraltar Industries Inc.	600	28
*	Thermon Group Holdings Inc.	1,180	27

Growth and Income Fund

		Shares	Market Value• ($000)
*	Builders FirstSource Inc.	1,100	23
	Forrester Research Inc.	700	23
	Pitney Bowes Inc.	4,800	22
*	Covenant Transportation Group Inc. Class A	1,300	21
*	Meritor Inc.	1,100	20
	Kimball International Inc. Class B	1,000	19
*	TriMas Corp.	620	19
*	Hub Group Inc. Class A	400	19
*	CBIZ Inc.	791	19
*	Corp America Airports SA	4,015	18
*	Gates Industrial Corp. plc	1,800	18
	Spartan Motors Inc.	1,280	18
	Advanced Drainage Systems Inc.	500	16
	REV Group Inc.	1,400	16
	Wabash National Corp.	1,100	16
*	ARC Document Solutions Inc.	11,400	16
	Stanley Black & Decker Inc.	100	14
^	ADT Inc.	2,200	14
*	Vivint Solar Inc.	2,062	14
*	Upwork Inc.	1,000	13
*	Armstrong Flooring Inc.	2,060	13
	Hubbell Inc. Class B	100	13
*	Echo Global Logistics Inc.	514	12
	Landstar System Inc.	100	11
	Briggs & Stratton Corp.	1,800	11
*	BMC Stock Holdings Inc.	400	10
*	JELD-WEN Holding Inc.	540	10
*	Foundation Building Materials Inc.	600	9
	Lincoln Electric Holdings Inc.	100	9
	EMCOR Group Inc.	100	9
	Luxfer Holdings plc	498	8
	AGCO Corp.	100	8
	Exponent Inc.	100	7
	Fortive Corp.	100	7
	EnerSys	100	7
*	Commercial Vehicle Group Inc.	900	7
*	ASGN Inc.	100	6
	Raven Industries Inc.	157	5
	Donaldson Co. Inc.	100	5
	GrafTech International Ltd.	400	5
	Textron Inc.	100	5
	Ennis Inc.	239	5
*	WESCO International Inc.	100	5
	AO Smith Corp.	100	5
*	Evoqua Water Technologies Corp.	263	4
	Universal Logistics Holdings Inc.	186	4
	CRA International Inc.	100	4
	Insteel Industries Inc.	200	4
*	SPX Corp.	100	4
*	SPX FLOW Inc.	100	4
	Rush Enterprises Inc. Class A	100	4
	Maxar Technologies Inc.	500	4
	Columbus McKinnon Corp.	100	4
	Arcosa Inc.	100	3
	Federal Signal Corp.	100	3
*	Advanced Disposal Services Inc.	100	3
	Caesarstone Ltd.	195	3
*	Roadrunner Transportation Systems Inc.	300	3
*	Kornit Digital Ltd.	100	3
	LSC Communications Inc.	2,200	3
*	GMS Inc.	100	3
*	Manitex International Inc.	400	3
*	MRC Global Inc.	200	2
	Resources Connection Inc.	134	2
	Marten Transport Ltd.	100	2
	ACCO Brands Corp.	204	2
*	DXP Enterprises Inc.	57	2
	Trinity Industries Inc.	100	2
*	General Finance Corp.	215	2
*	Genco Shipping & Trading Ltd.	200	2
	Quanex Building Products Corp.	100	2
*	USA Truck Inc.	224	2
*	Huron Consulting Group Inc.	26	2
*	CECO Environmental Corp.	225	2
*	YRC Worldwide Inc.	500	2
	Quad/Graphics Inc.	100	1
*	Babcock & Wilcox Enterprises Inc.	200	1
*	Mistras Group Inc.	28	—
*	Orion Group Holdings Inc.	100	—
	Titan International Inc.	100	—
			1,061,509
Information Technology (21.5%)
	Microsoft Corp.	3,782,916	525,939
	Apple Inc.	2,009,907	450,159
	Visa Inc. Class A	934,471	160,738

Growth and Income Fund

		Shares	Market Value• ($000)
	Mastercard Inc. Class A	409,901	111,317
	Intel Corp.	1,420,584	73,203
	Cisco Systems Inc.	1,385,449	68,455
	Texas Instruments Inc.	420,705	54,372
	Accenture plc Class A	265,862	51,139
	Oracle Corp.	909,585	50,054
*	PayPal Holdings Inc.	406,865	42,147
	QUALCOMM Inc.	549,239	41,896
*	Cadence Design Systems Inc.	631,483	41,728
	Fidelity National Information Services Inc.	287,240	38,134
	NVIDIA Corp.	203,708	35,459
	HP Inc.	1,858,502	35,163
*	Adobe Inc.	122,029	33,710
*	VeriSign Inc.	164,980	31,120
	Automatic Data Processing Inc.	187,343	30,241
*	Fortinet Inc.	364,638	27,990
	International Business Machines Corp.	187,757	27,304
	Xilinx Inc.	273,861	26,263
*	Synopsys Inc.	188,572	25,881
	Broadcom Inc.	85,209	23,524
*	Advanced Micro Devices Inc.	790,105	22,905
	Lam Research Corp.	96,072	22,203
*	salesforce.com Inc.	128,519	19,077
	Seagate Technology plc	344,407	18,526
*	Qorvo Inc.	247,931	18,382
	Analog Devices Inc.	143,970	16,086
	DXC Technology Co.	534,800	15,777
	Citrix Systems Inc.	162,019	15,638
	Broadridge Financial Solutions Inc.	123,853	15,411
	Motorola Solutions Inc.	86,295	14,705
*	Akamai Technologies Inc.	157,500	14,392
	Paychex Inc.	158,732	13,138
*	Micron Technology Inc.	296,100	12,688
	Leidos Holdings Inc.	147,538	12,671
	Applied Materials Inc.	250,100	12,480
	Intuit Inc.	44,632	11,869
	NetApp Inc.	194,800	10,229
*	Keysight Technologies Inc.	103,933	10,107
	Western Union Co.	423,587	9,814
	Maxim Integrated Products Inc.	147,445	8,539
*	F5 Networks Inc.	60,800	8,537
*	Fiserv Inc.	76,502	7,925
	Juniper Networks Inc.	319,800	7,915
	Symantec Corp.	332,250	7,851
	Hewlett Packard Enterprise Co.	503,067	7,631
*	Autodesk Inc.	42,510	6,279
	FLIR Systems Inc.	106,400	5,596
*	Dropbox Inc. Class A	261,600	5,276
	KLA Corp.	33,013	5,264
*	Palo Alto Networks Inc.	22,500	4,586
*	Arista Networks Inc.	16,798	4,013
	Teradyne Inc.	57,100	3,307
*	ANSYS Inc.	14,540	3,219
	Cognizant Technology Solutions Corp. Class A	52,336	3,154
*	GoDaddy Inc. Class A	42,200	2,784
*	CoreLogic Inc.	49,600	2,295
*	Black Knight Inc.	35,500	2,168
	Corning Inc.	72,637	2,072
*	FleetCor Technologies Inc.	6,760	1,939
	Amdocs Ltd.	26,500	1,752
*	Pure Storage Inc. Class A	103,300	1,750
*	Flex Ltd.	164,200	1,718
	Global Payments Inc.	8,171	1,299
	VMware Inc. Class A	8,200	1,230
	InterDigital Inc.	23,300	1,223
*	CommVault Systems Inc.	24,900	1,113
	Xerox Holdings Corp.	30,660	917
	Perspecta Inc.	34,600	904
	Kulicke & Soffa Industries Inc.	37,407	878
*	Tower Semiconductor Ltd.	45,200	870
*	New Relic Inc.	13,391	823
	j2 Global Inc.	9,000	817
*	Ambarella Inc.	12,000	754
*	Square Inc.	11,900	737
	National Instruments Corp.	16,900	710
	Genpact Ltd.	18,200	705
*	Cirrus Logic Inc.	10,700	573
	Sabre Corp.	24,600	551
*	Manhattan Associates Inc.	6,800	549
*	Ciena Corp.	13,100	514
*	Semtech Corp.	10,100	491
*	BlackBerry Ltd.	91,800	482
	Xperi Corp.	22,800	471
*	Extreme Networks Inc.	63,600	463
*	Rambus Inc.	35,100	461
*	Fitbit Inc. Class A	120,800	460
*	Cardtronics plc Class A	15,000	454
*	Pluralsight Inc. Class A	25,868	434
*	Inphi Corp.	6,500	397

Growth and Income Fund

		Shares	Market Value• ($000)
*	MACOM Technology Solutions Holdings Inc.	17,400	374
*	CommScope Holding Co. Inc.	27,800	327
*	Tenable Holdings Inc.	14,600	327
*	Workiva Inc. Class A	7,200	316
*	Synaptics Inc.	7,800	312
	Skyworks Solutions Inc.	3,900	309
*	Knowles Corp.	14,856	302
*	NetScout Systems Inc.	13,000	300
	Dolby Laboratories Inc. Class A	4,400	284
*	SunPower Corp. Class A	25,400	279
	LogMeIn Inc.	3,900	277
*	Ceridian HCM Holding Inc.	5,600	276
*	Conduent Inc.	41,500	258
*	NCR Corp.	7,200	227
	CDK Global Inc.	4,700	226
*	Blackline Inc.	4,700	225
*,^	GreenSky Inc. Class A	32,600	223
*	Pivotal Software Inc. Class A	14,600	218
*	Viavi Solutions Inc.	15,500	217
	SS&C Technologies Holdings Inc.	4,200	217
*	First Solar Inc.	3,600	209
*	Box Inc.	12,000	199
*	Cornerstone OnDemand Inc.	3,600	197
	NIC Inc.	8,700	180
*	Radware Ltd.	7,200	175
	ADTRAN Inc.	14,900	169
	Hollysys Automation Technologies Ltd.	11,000	167
	Progress Software Corp.	4,300	164
	Workday Inc. Class A	900	153
*	Cision Ltd.	18,900	145
*	NeoPhotonics Corp.	23,000	140
*	Smartsheet Inc. Class A	3,700	133
*	Teradata Corp.	4,100	127
*	Photronics Inc.	11,663	127
*	Nutanix Inc.	4,500	118
*	FireEye Inc.	7,800	104
*	Casa Systems Inc.	12,900	101
*	Trimble Inc.	2,500	97
*	Mimecast Ltd.	2,600	93
*	Enphase Energy Inc.	3,900	87
	ManTech International Corp. Class A	1,145	82
	Blackbaud Inc.	900	81
*	SMART Global Holdings Inc.	3,100	79
*	SVMK Inc.	4,500	77
*	Yext Inc.	4,745	75
*	3D Systems Corp.	8,400	68
*	Bottomline Technologies DE Inc.	1,700	67
*	Sanmina Corp.	2,041	66
*	Verra Mobility Corp. Class A	4,200	60
*	SolarWinds Corp.	3,200	59
	NVE Corp.	882	58
	Avnet Inc.	1,300	58
*	Nuance Communications Inc.	3,500	57
	Ituran Location and Control Ltd.	2,297	57
*	Anaplan Inc.	1,100	52
*	ServiceNow Inc.	200	51
*	Model N Inc.	1,700	47
*	Calix Inc.	7,100	45
*	Nova Measuring Instruments Ltd.	1,413	45
*	Unisys Corp.	4,446	33
	Versum Materials Inc.	600	32
*	Zuora Inc. Class A	2,100	32
*	Cree Inc.	600	29
*	DocuSign Inc. Class A	400	25
	Amphenol Corp. Class A	256	25
	Daktronics Inc.	3,198	24
	Camtek Ltd.	2,400	22
	Jabil Inc.	600	21
*	eGain Corp.	2,600	21
*	Zebra Technologies Corp.	100	21
*	A10 Networks Inc.	2,830	20
	QAD Inc. Class A	385	18
*	Evo Payments Inc. Class A	600	17
*	MicroStrategy Inc. Class A	100	15
	Benchmark Electronics Inc.	507	15
*	Immersion Corp.	1,900	14
*	Mitek Systems Inc.	1,421	14
*	SPS Commerce Inc.	280	13
	Cohu Inc.	972	13
*	Proofpoint Inc.	100	13
	Hackett Group Inc.	719	12
	Splunk Inc.	100	12
*	Check Point Software Technologies Ltd.	100	11
	NXP Semiconductors NV	100	11
*	Endurance International Group Holdings Inc.	2,890	11
*	CyberArk Software Ltd.	100	10
	TE Connectivity Ltd.	100	9
	MKS Instruments Inc.	100	9

Growth and Income Fund

		Shares	Market Value• ($000)
*	Gartner Inc.	63	9
*	InterXion Holding NV	100	8
*	VirnetX Holding Corp.	1,502	8
*	SailPoint Technologies Holding Inc.	400	7
	Booz Allen Hamilton Holding Corp. Class A	100	7
*	Anixter International Inc.	100	7
*	Kopin Corp.	10,157	7
*	Acacia Communications Inc.	100	7
*	Advanced Energy Industries Inc.	100	6
*	Dell Technologies Inc.	100	5
	CSG Systems International Inc.	100	5
*	Arlo Technologies Inc.	1,500	5
	Belden Inc.	88	5
	Monotype Imaging Holdings Inc.	200	4
*	EchoStar Corp. Class A	100	4
*	Net 1 UEPS Technologies Inc.	1,072	4
*	Axcelis Technologies Inc.	210	4
*	LivePerson Inc.	100	4
*	Harmonic Inc.	500	3
*	Nanometrics Inc.	100	3
*	Impinj Inc.	100	3
*	ePlus Inc.	37	3
*	ChannelAdvisor Corp.	300	3
*	Amkor Technology Inc.	300	3
*	Rudolph Technologies Inc.	100	3
*	Alpha & Omega Semiconductor Ltd.	200	2
*	CalAmp Corp.	200	2
*	Zix Corp.	300	2
*	Celestica Inc.	300	2
*	MobileIron Inc.	300	2
	Presidio Inc.	100	2
*	MoneyGram International Inc.	400	2
*	Carbonite Inc.	100	2
*	Benefitfocus Inc.	62	1
*	Telaria Inc.	200	1
*	Ribbon Communications Inc.	215	1
*	Sierra Wireless Inc.	88	1
*	Carbon Black Inc.	32	1
*	Telenav Inc.	100	—
*	Ideanomics Inc.	100	—
*	EMCORE Corp.	20	—
			2,427,117

Materials (2.0%)
	Vulcan Materials Co.	251,182	37,989
	Sealed Air Corp.	753,580	31,281
	CF Industries Holdings Inc.	628,016	30,898
	Ball Corp.	342,661	24,949
	Linde plc	113,795	22,044
	Air Products & Chemicals Inc.	81,909	18,172
	DuPont de Nemours Inc.	147,887	10,546
	Dow Inc.	205,422	9,788
	Martin Marietta Materials Inc.	25,503	6,990
	Sherwin-Williams Co.	10,190	5,603
	Eastman Chemical Co.	62,800	4,637
	Ashland Global Holdings Inc.	37,500	2,889
	Westrock Co.	75,800	2,763
	Steel Dynamics Inc.	90,800	2,706
	Mosaic Co.	127,748	2,619
	Huntsman Corp.	81,100	1,886
	Agnico Eagle Mines Ltd.	24,126	1,293
	WR Grace & Co.	15,400	1,028
	Louisiana-Pacific Corp.	38,200	939
	PPG Industries Inc.	7,040	834
*	Berry Global Group Inc.	16,600	652
	Valvoline Inc.	28,600	630
	Methanex Corp.	14,700	521
	Ecolab Inc.	2,460	487
	FMC Corp.	4,980	437
	Amcor plc	37,000	361
*	AdvanSix Inc.	8,599	221
*	Alcoa Corp.	10,900	219
	Trinseo SA	3,900	168
	Warrior Met Coal Inc.	7,700	150
*	Constellium SE Class A	8,400	107
	Orion Engineered Carbons SA	4,800	80
	Olin Corp.	3,900	73
*	Flotek Industries Inc.	29,768	66
	Mercer International Inc.	4,900	61
	Myers Industries Inc.	3,171	56
	Resolute Forest Products Inc.	11,464	54
*	Pretium Resources Inc.	4,101	47
	Chemours Co.	3,000	45
	Wheaton Precious Metals Corp.	1,500	39
*	Axalta Coating Systems Ltd.	1,300	39
*	AK Steel Holding Corp.	13,600	31
	Nexa Resources SA	2,900	27
	PolyOne Corp.	700	23
*	Ryerson Holding Corp.	2,400	21
*	Novagold Resources Inc.	3,200	19

Growth and Income Fund

		Shares	Market Value• ($000)
	Silgan Holdings Inc.	600	18
	Celanese Corp. Class A	100	12
	Reliance Steel & Aluminum Co.	100	10
	LyondellBasell Industries NV Class A	100	9
*	Seabridge Gold Inc.	550	7
	Materion Corp.	100	6
*	Intrepid Potash Inc.	1,400	5
	Owens-Illinois Inc.	400	4
	Newmont Goldcorp Corp.	100	4
	Israel Chemicals Ltd.	727	4
	Avery Dennison Corp.	30	3
	Graphic Packaging Holding Co.	180	3
	Corteva Inc.	89	3
*	Verso Corp.	199	2
*	Allegheny Technologies Inc.	100	2
*	First Majestic Silver Corp.	200	2
*	Ferroglobe plc	1,600	2
	Advanced Emissions Solutions Inc.	100	2
*	OMNOVA Solutions Inc.	100	1
	Freeport-McMoRan Inc.	100	1
*	SunCoke Energy Inc.	100	1
*,§	Ferroglobe R&W Trust	48,731	—
			224,589
Other (0.2%)
	SPDR S&P 500 ETF Trust	62,300	18,489
*,§	Biosante Pharmaceutical Inc. CVR	4,189	—
			18,489
Real Estate (3.0%)
	Simon Property Group Inc.	172,156	26,796
	Essex Property Trust Inc.	72,863	23,801
	Crown Castle International Corp.	170,519	23,704
	American Tower Corp.	104,195	23,041
	Extra Space Storage Inc.	170,295	19,894
	Ventas Inc.	271,884	19,856
	Regency Centers Corp.	271,116	18,840
	SBA Communications Corp. Class A	77,349	18,653
	AvalonBay Communities Inc.	84,933	18,289
	Apartment Investment & Management Co.	282,739	14,742
	HCP Inc.	409,810	14,602
	Boston Properties Inc.	106,390	13,795
	Mid-America Apartment Communities Inc.	102,648	13,345
	Kimco Realty Corp.	639,095	13,344
	Public Storage	52,087	12,775
	UDR Inc.	255,795	12,401
	Equity Residential	91,117	7,860
	Host Hotels & Resorts Inc.	401,070	6,935
	Federal Realty Investment Trust	47,240	6,431
*	CBRE Group Inc. Class A	90,762	4,811
	Duke Realty Corp.	131,668	4,473
	Macerich Co.	122,470	3,869
	Equinix Inc.	4,712	2,718
	Vornado Realty Trust	32,100	2,044
	CoreCivic Inc.	56,634	979
	SL Green Realty Corp.	8,900	728
	Digital Realty Trust Inc.	5,300	688
	Uniti Group Inc.	54,500	423
	Equity Commonwealth	11,500	394
	Prologis Inc.	4,000	341
	American Campus Communities Inc.	6,900	332
	Iron Mountain Inc.	9,800	317
	MGM Growth Properties LLC Class A	8,200	246
*	Cushman & Wakefield plc	13,200	245
	Brandywine Realty Trust	15,565	236
	Equity LifeStyle Properties Inc.	1,400	187
	CubeSmart	4,600	161
	Life Storage Inc.	1,425	150
	VICI Properties Inc.	6,600	149
	Invitation Homes Inc.	4,300	127
	Sunstone Hotel Investors Inc.	6,901	95
	STORE Capital Corp.	2,200	82
	Urban Edge Properties	3,500	69
	Brixmor Property Group Inc.	3,400	69
	GEO Group Inc.	3,295	57
	Liberty Property Trust	1,000	51
	Corporate Office Properties Trust	1,400	42
	Healthcare Trust of America Inc. Class A	1,299	38
	RLJ Lodging Trust	2,200	37
	Retail Value Inc.	934	35
	Weingarten Realty Investors	900	26
	CorePoint Lodging Inc.	2,300	23
	Spirit MTA REIT	2,314	20
	Colony Capital Inc.	2,900	17
	Sun Communities Inc.	100	15
*	Howard Hughes Corp.	100	13
	Camden Property Trust	100	11

Growth and Income Fund

		Shares	Market Value• ($000)
	QTS Realty Trust Inc. Class A	193	10
	Retail Properties of America Inc.	800	10
	Realty Income Corp.	101	8
	Agree Realty Corp.	100	7
	Cedar Realty Trust Inc.	2,300	7
	American Finance Trust Inc.	400	6
	American Assets Trust Inc.	100	5
	Highwoods Properties Inc.	100	4
	Rexford Industrial Realty Inc.	100	4
	Monmouth Real Estate Investment Corp.	300	4
	Douglas Emmett Inc.	100	4
*	St. Joe Co.	200	3
	CareTrust REIT Inc.	100	2
	Essential Properties Realty Trust Inc.	100	2
	Easterly Government Properties Inc.	100	2
	Newmark Group Inc. Class A	200	2
	Empire State Realty Trust Inc.	100	1
	UMH Properties Inc.	100	1
	Senior Housing Properties Trust	100	1
	Park Hotels & Resorts Inc.	17	—
			333,505
Utilities (2.6%)
	NRG Energy Inc.	1,616,947	64,031
	Southern Co.	823,686	50,879
	Exelon Corp.	556,062	26,863
	AES Corp.	1,282,334	20,953
	American Electric Power Co. Inc.	209,300	19,609
	Pinnacle West Capital Corp.	200,346	19,448
	NextEra Energy Inc.	59,570	13,879
	Sempra Energy	88,474	13,060
	Consolidated Edison Inc.	132,200	12,489
	FirstEnergy Corp.	232,160	11,197
	Evergy Inc.	156,100	10,390
	Ameren Corp.	127,840	10,234
	Duke Energy Corp.	84,500	8,100
	Dominion Energy Inc.	57,053	4,624
	Avangrid Inc.	34,200	1,787
	PPL Corp.	55,550	1,749
	DTE Energy Co.	8,070	1,073
	Portland General Electric Co.	16,900	953
	Public Service Enterprise Group Inc.	13,594	844
	Alliant Energy Corp.	11,100	599
	MDU Resources Group Inc.	19,756	557
	Fortis Inc.	12,000	508
	TerraForm Power Inc. Class A	21,500	392
	IDACORP Inc.	3,218	363
	Pattern Energy Group Inc. Class A	9,300	250
*,^	Atlantic Power Corp.	99,700	233
	Avista Corp.	3,500	170
	Black Hills Corp.	1,800	138
	Atlantica Yield plc	3,600	87
	Hawaiian Electric Industries Inc.	1,800	82
^	Spark Energy Inc. Class A	2,368	25
	Chesapeake Utilities Corp.	100	9
	MGE Energy Inc.	100	8
	Entergy Corp.	64	7
	El Paso Electric Co.	100	7
	Xcel Energy Inc.	100	6
	UGI Corp.	100	5
	National Fuel Gas Co.	100	5
			295,613
Total Common Stocks
(Cost $8,628,558)			11,015,905
Temporary Cash Investments (2.4%)[1]
Money Market Fund (2.3%)
2,3	Vanguard Market Liquidity Fund, 2.098%	2,514,119	251,437

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Bill, 1.954%–1.981%, 11/7/19	1,600	1,597
4	United States Treasury Bill, 1.946%–2.275%, 11/29/19	8,000	7,976
4	United States Treasury Bill, 1.872%, 2/20/20	3,600	3,575
			13,148
Total Temporary Cash Investments (Cost $264,543)			264,585
Total Investments (100.1%) (Cost $8,893,101)			11,280,490

Growth and Income Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	530
Receivables for Investment Securities Sold	53,069
Receivables for Accrued Income	10,634
Receivables for Capital Shares Issued	2,627
Variation Margin Receivables—Futures Contracts	1,214
Other Assets	76
Total Other Assets	68,150
Liabilities
Payables for Investment Securities Purchased	(55,088)
Collateral for Securities on Loan	(3,609)
Payables for Capital Shares Redeemed	(9,149)
Payables to Investment Advisor	(2,404)
Payables to Vanguard	(6,753)
Variation Margin Payables—Futures Contracts	(3)
Total Liabilities	(77,006)
Net Assets (100%)	11,271,634

At September 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	8,619,019
Total Distributable Earnings (Loss)	2,652,615
Net Assets	11,271,634

Amount
($000)
Investor Shares—Net Assets
Applicable to 57,821,403 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,859,690
Net Asset Value Per Share—Investor Shares	$49.46

Admiral Shares—Net Assets
Applicable to 104,187,085 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,411,944
Net Asset Value Per Share—Admiral Shares	$80.74

•    See Note A in Notes to Financial Statements.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,235,000.

§   Security value determined using significant unobservable inputs.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.2%, respectively, of net assets.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   Collateral of $3,609,000 was received for securities on loan.

4   Securities with a value of $11,003,000 have been segregated as initial margin for open futures contracts.

CVR—Contingent Value Rights.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
E-mini S&P 500 Index	December 2019	1,619		241,110	(2,433)
Micro E-mini S&P 500 Index	December 2019	2		30	(1)
					(2,434)

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2019
($000)
Investment Income
Income
Dividends[1]	216,711
Interest[2]	6,596
Securities Lending—Net	241
Total Income	223,548
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,663
Performance Adjustment	541
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,892
Management and Administrative—Admiral Shares	9,561
Marketing and Distribution—Investor Shares	264
Marketing and Distribution—Admiral Shares	496
Custodian Fees	132
Auditing Fees	21
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—Admiral Shares	66
Trustees’ Fees and Expenses	13
Total Expenses	27,713
Net Investment Income	195,835
Realized Net Gain (Loss)
Investment Securities Sold[2]	266,970
Futures Contracts	12,171
Realized Net Gain (Loss)	279,141
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(236,611)
Futures Contracts	(3,144)
Change in Unrealized Appreciation (Depreciation)	(239,755)
Net Increase (Decrease) in Net Assets Resulting from Operations	235,221

1   Dividends are net of foreign withholding taxes of $17.000.

2   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,290,000, ($8,000), and $50,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	195,835	164,611
Realized Net Gain (Loss)	279,141	602,616
Change in Unrealized Appreciation (Depreciation)	(239,755)	1,062,004
Net Increase (Decrease) in Net Assets Resulting from Operations	235,221	1,829,231
Distributions
Net Investment Income
Investor Shares	(43,544)	(39,117)
Admiral Shares	(134,670)	(115,046)
Realized Capital Gain[1]
Investor Shares	(142,280)	(119,262)
Admiral Shares	(416,765)	(313,418)
Total Distributions	(737,259)	(586,843)
Capital Share Transactions
Investor Shares	60,225	(386,108)
Admiral Shares	290,497	569,816
Net Increase (Decrease) from Capital Share Transactions	350,722	183,708
Total Increase (Decrease)	(151,316)	1,426,096
Net Assets
Beginning of Period	11,422,950	9,996,854
End of Period	11,271,634	11,422,950

1   Includes fiscal 2019 and 2018 short-term gain distributions totaling $192,165,000 and $184,624,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$52.17	$46.50	$42.16	$39.55	$42.69
Investment Operations
Net Investment Income	.823[1]	.711[1]	.792[1]	.852	.729
Net Realized and Unrealized Gain (Loss) on Investments	(.204)	7.650	6.346	4.813	(.541)
Total from Investment Operations	.619	8.361	7.138	5.665	.188
Distributions
Dividends from Net Investment Income	(.766)	(.668)	(.799)	(.790)	(.724)
Distributions from Realized Capital Gains	(2.563)	(2.023)	(1.999)	(2.265)	(2.604)
Total Distributions	(3.329)	(2.691)	(2.798)	(3.055)	(3.328)
Net Asset Value, End of Period	$49.46	$52.17	$46.50	$42.16	$39.55

Total Return[2]	2.21%	18.56%	17.66%	14.79%	0.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,860	$2,932	$2,982	$2,801	$2,691
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.33%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.45%	1.80%	2.09%	1.70%
Portfolio Turnover Rate	68%	83%	96%	96%	116%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$85.16	$75.93	$68.83	$64.57	$69.71
Investment Operations
Net Investment Income	1.421[1]	1.242[1]	1.362[1]	1.466	1.272
Net Realized and Unrealized Gain (Loss) on Investments	(.330)	12.473	10.384	7.855	(.897)
Total from Investment Operations	1.091	13.715	11.746	9.321	.375
Distributions
Dividends from Net Investment Income	(1.326)	(1.182)	(1.384)	(1.364)	(1.264)
Distributions from Realized Capital Gains	(4.185)	(3.303)	(3.262)	(3.697)	(4.251)
Total Distributions	(5.511)	(4.485)	(4.646)	(5.061)	(5.515)
Net Asset Value, End of Period	$80.74	$85.16	$75.93	$68.83	$64.57

Total Return[2]	2.32%	18.65%	17.81%	14.91%	0.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,412	$8,491	$7,015	$3,833	$3,177
Ratio of Total Expenses to Average Net Assets[3]	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.55%	1.91%	2.20%	1.81%
Portfolio Turnover Rate	68%	83%	96%	96%	116%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2019, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2019, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Growth and Income Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   The investment advisory firms D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D. E. Shaw Investment Management, L.L.C. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Los Angeles Capital Management and Equity Research, Inc. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,426,000 for the year ended September 30, 2019.

For the year ended September 30, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.10% of the fund’s average net assets, before an increase of $541,000 (0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2019, the fund had contributed to Vanguard capital in the amount of $530,000, representing less than 0.01% of the fund’s net assets and 0.21% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Growth and Income Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,015,905	—	—[1]
Temporary Cash Investments	251,437	13,148	—
Futures Contracts—Assets[2]	1,214	—	—
Futures Contracts—Liabilities[2]	(3)	—	—
Total	11,268,553	13,148	—

1 Amount is less than $500.

2 Represents variation margin on the last day of the reporting period.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	10,192
Total Distributable Earnings (Loss)	(10,192)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	64,264
Undistributed Long-Term Gains	221,974
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	2,372,206

Growth and Income Fund

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,908,284
Gross Unrealized Appreciation	2,646,024
Gross Unrealized Depreciation	(273,818)
Net Unrealized Appreciation (Depreciation)	2,372,206

F.   During the year ended September 30, 2019, the fund purchased $7,202,415,000 of investment securities and sold $7,345,692,000 of investment securities, other than temporary cash investments.

G.   Capital share transactions for each class of shares were:

			Year Ended September 30,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	299,833	6,284	291,736	5,976
Issued in Lieu of Cash Distributions	178,632	4,162	152,825	3,204
Redeemed	(418,240)	(8,824)	(830,669)	(17,104)
Net Increase (Decrease)—Investor Shares	60,225	1,622	(386,108)	(7,924)
Admiral Shares
Issued	931,635	12,131	1,319,661	16,602
Issued in Lieu of Cash Distributions	520,688	7,431	407,603	5,233
Redeemed	(1,161,826)	(15,079)	(1,157,448)	(14,518)
Net Increase (Decrease)—Admiral Shares	290,497	4,483	569,816	7,317

H.   Management has determined that no events or transactions occurred subsequent to September 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and Shareholders of Vanguard Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Growth and Income Fund (constituting Vanguard Quantitative Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $377,131,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year .

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $190,322,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM); Los Angeles Capital Management and Equity Research, Inc. (LA Capital); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The advisor employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM focuses on return drivers that it considers “idiosyncratic,” or those that other quantitative managers tend to overlook, and de-emphasizes the use of traditional factors such as value, growth, and momentum, as these factors are more subject to crowding from other quantitative managers. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The advisor employs a controlled, dynamic investment model, gradually assigning new prices to key equity risks as market conditions evolve and investor preferences shift. The price of factor risk evolves over time in a way that can be captured in a model, similar to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization factors. The advisor applies statistical techniques to reduce noise in the factor returns and it looks for velocity and acceleration of the cleansed factor performance over the prior six months. LA Capital has managed a portion of the fund since 2011.

Vanguard. Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the investment performance of each advisor’s subportfolio since each advisor began managing a portion of the fund in 2011, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rates were also well below the peer-group average.

The board did not consider the profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q930 112019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2019: $21,000
Fiscal Year Ended September 30, 2018: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2019: $9,568,215
Fiscal Year Ended September 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended September 30, 2019: $3,012,031
Fiscal Year Ended September 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended September 30, 2019: $0
Fiscal Year Ended September 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2019: $357,238
Fiscal Year Ended September 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)   Code of Ethics.

(b)   Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 15, 2019

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 15, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.